Page: 1 of 4

Issue: 3

Date: March 7, 2005

Replaces: Issue 2

Date: June 29, 2000

RAW MATERIAL PURCHASING SPECIFICATION
Specification #: 2103-1022

1.	Description

*	TradeMark Name: Natsyn [* *], [* *]
*	West Code Number: 2103-1022
*	Chemical Name: [* *] polyisoprene

2.	Source

*	Manufacturer: The Goodyear Tire and Rubber Company
*	Production Site: Beaumont, Texas
*	Supplier: The Goodyear Tire and Rubber Company

3.	Safety Data, Shelf Life and Recommended Storage Conditions

*	Safety Data: MSDS (Current Revision)
*	Shelf Life: As a guideline, Natsyn [* *] should be retested for Mooney every 18 months following the date of manufacture.
*	Storage Conditions:	Store in original container in ventilated warehouse, away
from heat and ultraviolet light and in clean, dry conditions. Preferred storage temperature is 60 to 70 degrees C. Storage in the range of 40 to 100 degrees
F is recommended.

4.	Change Requirements

*

The supplier agrees to notify West Pharmaceutical Services at least six months in advance of any changes with manufacturing, chemical composition, raw material sources, site of manufacture, contract processing or testing, and testing methods which may affect the composition or specified properties of the product. If requested, a new qualification sample will be submitted for approval prior to production shipments to West Pharmaceutical Services.

PD-001 7/04

Page: 2 of 4

Issue: 3

Date: March 7, 2005

Replaces: Issue 2

Date: June 29, 2000

RAW MATERIAL PURCHASING SPECIFICATION
Specification #: 2103-1022

5.	Acceptance and Reject Requirements

*

Acceptance: Received material must be without damage and free of any contamination. The material must meet all specification requirements as specified in Section 6, and be equal chemically, physically and functionally as determined for the original qualifying sample.

*

Reject: If the material does not meet specified acceptance requirements, the supplier will be notified through the Supplier Corrective Action Program requesting response for cause and corrective action. If the material is found to be unacceptable through evaluation and mutual agreement, the supplier is responsible for return authorization, cost of return, credit for returned material.

6.	West Pharmaceutical Services and Supplier Testing Specifications
*	West Pharmaceutical Services will complete the following tests for each purchased lot:

Property	Specification
IR Spectrum	Compare to Reference
UV Spectrum	Compare to Reference
Visual Check	No visible contamination of any type (metal,

grease, discoloration, foreign material, gel)

GC for BHT	[* *]
ICP(Confirmation of Catalyst & Short Stop)	Compare to Reference

*	Supplier: These tests are listed on Goodyear’s Certificate of Analysis
Property	Specification
Appearance	White [* *]
Volatile Matter	0.5% Maximum
Extractables	3.0% Maximum
Ash Content	0.6% Maximum
Polymer Viscosity, ML-4 at 100°C	[* *]
BHT, ppm	[* *]

PD-001	7/04

Page: 3 of 4

Issue: 3

Date: March 7, 2005

Replaces: Issue 2

Date: June 29, 2000

RAW MATERIAL PURCHASING SPECIFICATION
Specification #: 2103-1022

Typical Vulcanizates Properties	Specifications (Not Tested)
ML, dNM	[* *] ± 1.5
MH, dNM	[* *] ± 2.6
tsl, minutes	[* *] ± 0.8
t’25, minutes	[* *] ± 1.2
t’c50 minutes	[* *] ± 1.2
t’c90 minutes	[* *] ± 1.2

7.	Labeling and Documentation Requirements

*

Labeling: Each shipment must be identified with the supplier name, supplier product code or name, supplier lot number, West raw material code, shipping weights and where applicable a West Pharmaceutical Services Raw Material lot number.

*

Documentation: Each shipment must be accompanied with a packing slip and Certificate of Analysis. Additionally, a Certificate of Analysis must be mailed or faxed to West Pharmaceutical Services Corporate Facility.

8.	Other Requirements

*	Supplier Lots: Each shipment must contain one supplier lot, however, when this is not possible a maximum of two supplier lots.
*	Opaque white [* *] having strippable bale wrap, 75 pound bales packaged in approx. 2025 pound corrugated box on 50” X 32” 4 way entry pallet. Product is placed on ISPM15 Certified pallets.
*	Preapproval Sampling is required per procedure dated 3/31/00.

PD-001	7/04

Page: 4 of 4

Issue: 3

Date: March 7, 2005

Replaces: Issue 2

Date: June 29, 2000

RAW MATERIAL PURCHASING SPECIFICATION
Specification #: 2103-1022

West Approval - Purchasing                                                   West Approval – Quality Assurance

Name:	Linda Curtis, C.P.M.	Name: ___Minneva Taltoan______

Title:	Director of Purchasing	Title: ___QA Engineer__________

Date: _14 March 2005_______________	Date: __15 March 2005_________

Signature: ___/s/ Linda Curtis ________	Signature: __/s/ Minneva Taltoan _

Supplier Approval

Name: _____John R. Bixler_________________________

Title:	_____Manager Benumont Site Technology Team__

Date:	_____April 25, 2005_________________________

Signature: __/s/ John R. Bixler______________________

Date	Issue	Details of Change
July 30, 1997	Original	Original Specification

June 29, 2000	2	Added packaging information.

March 7, 2005	3	Confirmed West and supplier tests and
specifications. Added specification
history and production site. Revised
shelf life, storage and Section 5 – Reject
Criteria per Goodyear’s request. Added
ICP test to be completed by West.

PD-001	7/04